THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                AGREEMENT OF LIMITED PARTNERSHIP OF
          PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP

     The undersigned, being the sole general partner of Price Development Company, Limited Partnership (the "Partnership"), a limited partnership formed under the Maryland Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restate Agreement of Limited Partnership, dated July 15, 1999 (the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     1. EXHIBIT OF PARTNERS AND PARTNERSHIP INTERESTS. EXHIBIT A to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT A hereto which identifies each Partner of the Partnership, the number of Partnership Units held by such Partner and such Partner's respective Percentage Interest in the Partnership.

     2.   RATIFICATION.   Except  as  expressly   modified  by  this  Third
Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

     Capitalized terms used but not defined in this Third Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

Dated:  October 1, 1999



                              JP REALTY, INC.,
                              as general partner


                              By: /s/ G. REX FRAZIER
                                  ---------------------
                                  Name:  G. Rex Frazier
                                  Title:  President

                                   EXHIBIT A

                      PARTNERS AND PARTNERSHIP INTERESTS

                                                              Partnership                 Percentage
                 Name of Partner                                 Units                      Interest
               --------------------                           ------------              -----------------
GENERAL PARTNER
JP Realty, Inc.
35 Century Park-Way
Salt Lake City, Utah 84115                                      17,640,747                 82.74871%
LIMITED PARTNERS
Boise Mall Investment Company, Ltd.                                824,411                  3.86712%
Brown, Mike                                                            125                  0.00059%
Bybee, Terry                                                           320                  0.00150%
Cache Valley Mall Partnership, Ltd.                                328,813                  1.54239%
Chandler, Harry                                                        100                  0.00047%
Clauson, Pat                                                           100                  0.00047%
Cloward, Burke                                                      35,460                  0.16633%
Cordano, Alan                                                          765                  0.00359%
Cordano, James                                                       1,531                  0.00718%
Curtis, Greg                                                            24                  0.00011%
Curtis, Vardell                                                        125                  0.00059%
East Ridge Partnership                                                 100                  0.00047%
Enslow, Mike                                                           320                  0.00150%
Fairfax Holding, LLC                                               786,226                  3.68801%
Frank, Alan                                                          5,486                  0.02573%
Frazier, G. Rex                                                      3,680                  0.01726%
Frei, Michael                                                        6,817                  0.03198%
Gillette, Jerry                                                        100                  0.00047%
Hall Investment Company                                             10,204                  0.04786%
Hansen, Kenneth                                                      5,102                  0.02393%
JCP Realty, Inc.                                                   350,460                  1.64393%
KFC Advertising                                                      5,487                  0.02574%
Kelley, Chad                                                           125                  0.00059%
Kelley, Paul                                                            25                  0.00012%
King American Hospital, Ltd.                                        63,424                  0.29751%
King Provo, Ltd.                                                    64,872                  0.30430%
King, Warren P.                                                      6,244                  0.02929%
Mendenhall, Paul K.                                                    214                  0.00100%
Mulkey, Tom                                                            100                  0.00047%
North Plains Development Company, Ltd.                              19,033                  0.08928%
North Plains Land Company, Ltd.                                      1,758                  0.00825%
Olson, Carl                                                          1,894                  0.00888%
Orton, Byron                                                           125                  0.00059%
Peterson, Martin G.                                                    692                  0.00325%
Pine Ridge Development Company, Ltd.                                77,641                  0.36420%
Pine Ridge Land Company, Ltd.                                        5,176                  0.02428%
Price, John                                                            200                  0.00094%

                                                              Partnership                 Percentage
                 Name of Partner                                  Units                      Interest
               --------------------                           ------------              -----------------
Price, Steven                                                          350                  0.00164%
Price 800 Company, Ltd.                                            156,615                  0.73465%
Price Commerce, Ltd.                                                63,423                  0.29750%
Price East Bay, Ltd.                                                37,157                  0.17430%
Price Eugene Bailey Company, Ltd.                                   17,497                  0.08207%
Price Fremont Company, Ltd.                                        166,315                  0.78015%
Price Glendale Company, Ltd.                                         3,935                  0.01846%
Price Orem Investment Company, Ltd.                                 66,747                  0.31309%
Price Plaza 800 Company, Ltd.                                       12,199                  0.05722%
Price Riverside Company, Ltd.                                       10,983                  0.05152%
Price Rock Springs Company, Ltd.                                    11,100                  0.05207%
Price Taywin Company, Ltd.                                         106,381                  0.49901%
Priet, Nettie                                                          100                  0.00047%
Red Cliff Mall Investment Company                                  167,379                  0.78514%
RMC Mall Corp.                                                      41,518                  0.19475%
Roebbelen Engineering                                               72,000                  0.33774%
Souvall, Sam                                                        23,371                  0.10963%
Taycor Ltd.                                                         35,462                  0.16634%
Tech Park II Company, Ltd.                                           4,929                  0.02312%
Timothy, Jodi                                                          150                  0.00070%
Vise, Phil                                                             160                  0.00075%
Watcott, Keith                                                      35,460                  0.16633%
Watkins, Gary                                                        5,102                  0.02393%
Wilcher, Abe                                                         5,306                  0.02489%
Wilcher, Lena                                                       10,000                  0.04691%
YSP                                                                 16,787                  0.07874%
Total                                                           21,318,452                100.00000%
                                                              ------------            -------------

SSB Tax Advantaged Exchange Fund I, LLC                            510,000                100.00000%1
                                                              ------------            -------------

Belcrest Realty Corporation                                      2,775,000                 73.02632%2
Belair Real Estate Corporation                                   1,025,000                 26.97368%2
                                                              ------------            -------------
                                                                 3,800,000                100.00000%
                                                              ------------            -------------

----------------- ___________________________

1. Represents all of the Series A Preferred Units issued by the Partnership.
2. Represents a percentage of the Series B Preferred Units issued by the Partnership.

                                                                   NYA 187756.9